UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2017

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 2.02	Results of Operations and Financial Condition.

On May 4, 2017, Charles & Colvard, Ltd. (the “Company”) issued a press release regarding its financial results for the fiscal quarter ended March 31, 2017. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in Item 2.02 of this report, including the press release attached as Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 4, 2017, Charles & Colvard, Ltd. (the “Company”) received a notification letter from NASDAQ’s Listing Qualifications Department indicating that the Company is not in compliance with NASDAQ Listing Rule 5450(a)(1) because the minimum bid price of its common stock on the NASDAQ Global Select Market has closed below $1.00 per share for 30 consecutive business days. The notification letter has no immediate effect on the NASDAQ listing or trading in the Company’s common stock.

In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until October 31, 2017, to regain compliance with the minimum $1.00 bid price per share requirement. To regain compliance, any time before October 31, 2017, the bid price of the Company’s common stock must close at $1.00 per share or more for a minimum of 10 consecutive business days.

If the Company does not regain compliance by October 31, 2017, the Company expects that NASDAQ will provide written notification that the Company’s common stock will be delisted. At that time, the Company may appeal NASDAQ’s delisting determination to a NASDAQ hearing panel. Alternatively, the Company may be eligible to transfer to The NASDAQ Capital Market in order to receive an additional 180-day grace period if it satisfies all of the requirements, other than the minimum bid price requirement, for listing on The NASDAQ Capital Market.

The Company intends to actively monitor the bid price of its common stock and will consider available options to regain compliance with the listing requirements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document
99.1	Press Release dated May 4, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

May 4, 2017	By:	/s/ Suzanne Miglucci
Suzanne Miglucci
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document
99.1	Press Release dated May 4, 2017